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                                                                   EXHIBIT 10.27

                          REGISTRATION RIGHTS AGREEMENT

            THIS AGREEMENT (this "Agreement") is entered into as of the 11th day of August, 1996 among Flores & Rucks, Inc., a Delaware corporation ("FRI" or the "Company"), William W. Rucks, IV ("Rucks") and the Rucks Family Limited Partnership (the "Partnership").

                              W I T N E S S E T H:

            WHEREAS, Rucks is Vice-Chairman of the Board of Directors and President of the Company; and

            WHEREAS, Rucks and the Partnership are currently the record owners of not fewer than 3,450,000 shares of Common Stock (as hereinafter defined); and

            WHEREAS, FRI and Rucks have entered into that certain agreement (the "Termination Agreement"), dated the date hereof, pursuant to which Rucks agrees, for the consideration set forth therein, to resign as an officer of FRI; and

            WHEREAS, in connection with the Termination Agreement, Rucks, the Partnership and James C. Flores ("Flores") have entered into that certain agreement (the "Option Agreement"), dated the date hereof, pursuant to which Rucks and the Partnership have granted Flores the option to purchase the Option Shares (as hereinafter defined); and

            WHEREAS, as partial consideration for, and in order to induce Rucks to enter into, the Termination Agreement and the Option Agreement, FRI has agreed to enter into this Agreement and to grant the Rights (as hereinafter defined) contained herein to Rucks and the Partnership;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1.  CERTAIN DEFINITIONS AND TERMS.

            The following terms have the meanings indicated:

            "Commission" means the Securities and Exchange Commission or any successor thereof.

            "Common Stock" means the common stock, par value $.01 per share, of FRI.

            "Enron/Merrill Agreement" means that certain Registration Rights Agreement, dated December 7, 1994, as amended, by and among FRI, Flores & Rucks, Inc., a Louisiana corporation, Enron Finance Corp. and Merrill Lynch Capital Markets plc.



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            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Holder" means Rucks, the Partnership and any other Person holding Registrable Shares; provided, that such Person acquired such Registrable Shares in accordance with Section 7 of this Agreement.

            "Option" means the option to purchase the Option Shares granted to Flores by Rucks and the Partnership pursuant to the Option Agreement.

            "Option Expiration Date" means the date that the Option expires in accordance with the terms of the Option Agreement.

            "Option Shares" means the 1,600,000 shares of Common Stock subject to the Option Agreement, 1,000,000 of which are currently owned of record by the Partnership and 600,000 of which are currently owned of record by Rucks.

            "Permitted Transferee" means (i) Rucks, (ii) Rucks' spouse, (iii) Rucks' children, (iv) Rucks' estate or the estates of Rucks' spouse or children, and (v) any trust, partnership or similar entity controlled by or for the benefit of the Persons named in clauses (i) through (iv) hereof, including the Partnership, the 1996 William Rucks Children Trust and the 1996 Catherine Rucks Children Trust.

            "Person" means any individual, firm, corporation, trust, association, partnership, joint venture or other entity.

            "Registrable Shares" means the Option Shares.

            "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

            "Rights" means all rights, remedies, powers, benefits, and privileges granted to the Holders pursuant to this Agreement.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

SECTION 2.  REGISTRATION RIGHTS.

            (a) On any date after the Option Expiration Date, any Holder or Holders shall have the right to request, in writing specifying that such request is made pursuant to this Section

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2(a), that FRI file a registration statement under the Securities Act covering not less than 250,000 Registrable Shares (unless fewer Registrable Shares are held by the Holders, in which case, covering all such Registrable Shares). Such request shall set forth the proposed plan of distribution for the Registrable Shares to be registered. Within thirty days of such request, or, in the event that Form S-3 under the Securities Act is available to FRI to effect such registration, within twenty-one days of such request, FRI shall file a registration statement to register under the Securities Act all Registrable Shares subject to such request; provided, however, that FRI may defer its obligations under this Section 2(a) for a period of no more than thirty days (which thirty days shall be in addition to the 30-day or 21-day period, as applicable, permitted above) if FRI's Board of Directors adopts a resolution or obtains written advice from FRI outside securities counsel (which counsel shall be a nationally recognized securities law firm or a law firm acceptable to the Holders) that filing such a registration statement would require public disclosure by FRI of any material non-public development; and provided further, that once such information has been publicly disclosed by FRI, FRI shall promptly proceed to fulfill its obligations under this Section 2(a).

            Notwithstanding the foregoing, in the event FRI reasonably expects to file, within 60 days of a request made pursuant to this Section 2(a), a registration statement pertaining to securities for the account of FRI (except a registration statement on Form S-8 or any successor form thereto) then such request shall constitute a request made pursuant to Section 2(b) hereof to include in such registration statement all Registrable Shares subject to such request and FRI shall not be obligated to file a separate registration statement for the Registrable Shares subject to such request; provided, that FRI is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that FRI's estimate of the date of filing of such registration statement is made in good faith. If FRI has not filed a registration statement pertaining to securities for the account of FRI and the Registrable Shares during this 60 day period, then FRI shall promptly proceed to fulfill its obligations under this Section 2(a).

            FRI shall be obligated to effect only two registrations pursuant to this Section 2(a) with respect to all Holders; provided, however, that a registration requested pursuant to this Section 2(a) shall not be deemed to be a "registration" for such purposes, (i) if a registration statement with respect thereto has not been declared effective by the Commission, (ii) if after such registration statement has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not the fault of a holder of Registrable Shares and the Registrable Shares covered thereby have not been sold, or (iii) if the conditions to closing specified in the selling agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived by the parties thereto other than a holder of Registrable Shares.

            Distribution by the Holder or Holders of the Registrable Shares registered pursuant to this Section 2(a) may be made in any lawful manner, including underwritten public offerings and non-underwritten "at the market" distributions. If any such offering is to be an underwritten public offering, the Holder or Holders of such Registrable Shares shall have the right to select the managing

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underwriter or underwriters, subject to the approval of FRI, which approval shall not be unreasonably withheld.

            The Holders shall not make a request to FRI to effect any registration pursuant to this Section 2(a) during (i) the 180-day period beginning on the effective date of the first registration of Registrable Shares made pursuant to this Section 2(a), (ii) the 90-day period beginning on the effective date of any registration of Registrable Shares made pursuant to
Section 2(b) of this Agreement and (iii) the 14-day period prior to, and during the 90-day period beginning on, the effective date of a registration statement filed pursuant to Section 2(a) of the Enron/Merrill Agreement.

            Whenever FRI shall effect a registration pursuant to this Section 2(a), securities that may be included among the securities covered by such registration include (i) securities subject to registration rights granted by the Company or (ii) such other securities as the Company may desire to include.

            (b) If at any time after the Option Expiration Date FRI proposes to register any of its Common Stock under the Securities Act (other than registrations on Forms S-4 or S-8 or any successor forms thereto or registrations of securities in connection with a Rule 145 transaction), whether of its own accord or at the request of any holder or holders of its securities, it shall each such time promptly give written notice to all Holders of its intention to do so.

            Upon the written request of a Holder or Holders delivered to FRI within five business days after receipt of any such notice, FRI shall use its best efforts (subject to the provisions of this Section 2(b)) to cause all Registrable Shares, the Holders of which shall have so requested registration thereof, to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by the Holder or Holders of such Registrable Shares; provided, however, FRI may elect not to file a registration statement pursuant to this Section 2(b) or may withdraw any registration statement filed pursuant to this Section 2(b) at any time prior to the effective date thereof.

            If the managing underwriter for the respective offering advises that marketing factors require the inclusion in such registration of some or all of the Registrable Shares sought to be registered by the Holders to be limited or that the number of securities to be registered at the insistence of FRI and any other selling shareholders plus the number of Registrable Shares sought to be registered by the Holders should be limited due to marketing factors, the number of Registrable Shares sought to be registered by each Holder, FRI and such other selling shareholders shall be reduced pro rata, based on the number of securities sought to be registered by each such Holder, FRI or such other selling shareholder, to the number recommended by the managing underwriter, provided, that in the event such registration is initiated by FRI, the number of shares offered by FRI shall not be reduced.

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            (c) If and whenever FRI is required by the provisions of this
Section 2 to effect the registration of any Registrable Shares under the Securities Act, FRI shall, as expeditiously as possible,

                (1) cooperate with any underwriters for, and the Holders of, such Registrable Shares, and shall enter into a usual and customary underwriting agreement with respect thereto and take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such Registrable Shares in the manner contemplated by the related registration statement, including without limitation, the inclusion in such registration statement of any information relating to FRI or its subsidiaries which such holders or underwriters deem reasonably necessary to facilitate such disposition, in each case to the same extent as if all the securities then being offered were for the account of FRI, and FRI shall provide to any Holder of such Registrable Shares, any underwriter participating in any distribution thereof pursuant to a registration statement, and any attorney, accountant or other agent retained by any Holder or underwriter, reasonable access to appropriate FRI officers and employees to answer questions and to supply information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that each such party shall be required to maintain in confidence and not disclose to any other person any information or records reasonably designated by FRI in writing as being confidential, until such time as
        (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or
        (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such persons shall have given FRI prompt prior written notice of such requirement), or (C) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                (2) furnish or cause to be furnished to each Holder of the Registrable Shares covered by such registration statement, on the date that such Registrable Shares are to be delivered to the underwriters for sale pursuant to such registration or, if such Registrable Shares are not being sold through underwriters, on the date the registration statement with respect to such Registrable Shares becomes effective (i) an opinion, dated such date, of the outside counsel representing FRI for the purposes of such registration, addressed to the underwriters, if any, and to the Holders, stating that such registration statement has become effective under the Securities Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been instituted or is pending or contemplated under the Securities Act; and (B) the

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        registration statement, the related prospectus, and each amendment or supplement thereto, including all documents incorporated by reference therein, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements or other financial or statistical or reserve data contained or incorporated by reference therein); and such counsel shall state in customary form that no facts have come to the attention of such counsel that caused such counsel to believe (with customary qualifications) that either the registration statement or the prospectus, or any amendment or supplement thereto, including all documents incorporated by reference therein, in light of the circumstances under which they were made, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no belief as to financial statements or other financial or statistical or reserve data contained or incorporated by reference therein or as to any information provided by the Holders or any underwriter for inclusion therein); and
        (ii) a letter, dated such date, from the independent certified public accountants of FRI, addressed to the underwriters, if any, and to the Holders, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of FRI included in the registration statement or the prospectus, or any amendment or supplement thereto, including all documents incorporated by reference therein, comply as to form in all material respects with the applicable accounting requirements of the Securities Act. Such letter from the independent certified public accountants shall additionally cover such other customary financial matters (including information as to the period ending not more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters, if any, or the Holders may reasonably request;

                (3) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for a period of not more than 180 days (or in the event of a firm underwritten offering such longer period as may be customary), and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during such period and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement; provided that no such registration statement or amendment thereto shall be filed by FRI until the Holders of the Registrable Shares included therein and their counsel shall have had a reasonable opportunity to review the same, to exercise their rights under clause (1) above with respect thereto and to approve or disapprove any portion of such registration statement describing or referring to such Holders; provided, further, that if, after a registration statement becomes effective, the Company advises the Holders that the Company considers it appropriate for the registration statement to be amended, the Holders shall suspend any further sales of their registered shares until the Company advises them that the

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        registration statement has been amended. The 180-day time period referred to herein during which the registration statement must be kept current after its effective date shall be extended for an additional number of business days equal to the number of business days during which the rights to sell shares was suspended pursuant to the preceding sentence;

                (4) furnish to each Holder and to each underwriter, if any, such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of such Holder's Registrable Shares;

                (5) use its best efforts to register or qualify the Registrable Shares covered by such registration statement under the state securities of blue sky laws of such United States jurisdictions as each Holder shall request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the public sale or other disposition in such United States jurisdictions of the Registrable Shares owned by such Holder, except that FRI shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service;

                (6) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of such Registrable Shares for sales in any jurisdiction, use its reasonable efforts promptly to obtain its withdrawal;

                (7) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission in connection with such registration and related transactions, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                (8) list such securities on any securities exchange or consolidated reporting system on which the Common Stock of FRI is then listed, if the listing of such securities is then permitted under the rules of such exchange or consolidated reporting system; and

                (9) furnish unlegended certificates representing ownership of the Registrable Shares being sold in such denominations as shall be requested by each Holder or the managing underwriter, provided such request is made at least two business days prior to the closing of the sale of such Registrable Shares.

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            (d) In connection with any offering involving an underwriting of shares being issued by FRI, FRI shall not be required to include any of the Holders' Registrable Shares in such underwriting pursuant to Section 2(b) unless the Holders accept the terms of the underwriting as agreed upon between FRI and the underwriters; provided, however, that the only representations and warranties any Holder shall be required to make in connection therewith shall be with respect to such Holder's ownership of the Registrable Shares to be sold by it and its ability to convey title thereto free and clear of all liens, encumbrances or adverse claims and such other customary representations and warranties reasonably requested by the underwriters; and provided further, that the only indemnity any Holder shall be required to make in connection therewith shall be to the effect of Sections 4(b) and 4(c) hereof.

            (e) The Registrable Shares proposed to be registered under any registration statement under Section 2(b) hereof shall be offered for sale at the same public offering price as the shares of Common Stock offered for sale by FRI or any other selling shareholder covered thereby.

SECTION 3.  EXPENSES OF REGISTRATION.

            All expenses incurred in connection with the registration of Registrable Shares pursuant to this Agreement, including without limitation (i) the Commission registration fee, (ii) the fee payable to the National Association of Securities Dealers, Inc., (iii) all state registration and qualification fees, (iv) all printing, engineering and accounting fees, (v) all fees and disbursements of counsel for FRI and (vi) all fees and disbursements of one law firm selected by the Holders to represent all the Holders, shall be borne by FRI; provided, however, that FRI shall not be required to pay, and the Holders shall pay any underwriter discounts, commissions and other underwriter compensation, to the extent such fees, discounts, commissions and compensation, relate to the Registrable Shares.

SECTION 4.  INDEMNIFICATION.

            (a) In the event of any registration of Registrable Shares under the Securities Act pursuant to this Agreement, FRI shall indemnify and hold harmless the Holder of such Registrable Shares, such Holder's directors, officers and partners, if any, and each other Person, if any, who controls such Holder within the meaning of the Securities Act (a "Controlling Person"), against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director, officer, partner or Controlling Person may become subject under the Securities Act or other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Shares were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder or such director, officer, partner or Controlling Person for any legal or any other expenses reasonably incurred by such Holder, director, officer, partner or Controlling



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Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that FRI shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to FRI through an instrument duly executed or provided by such Holder or an underwriter specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, director, officer, partner or Controlling Person, and shall survive the transfer of such Registrable Shares by such Holder.

            (b) It shall be a condition to FRI's obligation to register the Registrable Shares of any Holder that such Holder shall enter into an agreement to indemnify and hold harmless FRI, its directors and officers and each other Person, if any, who controls FRI against any losses, claims, damages or liabilities, joint or several, to which FRI or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement or omission of any material fact contained, on the effective date thereof, in any registration statement under which such Holder's Registrable Shares were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such alleged untrue statement or omission was contained in written information furnished to FRI through an instrument duly executed or provided by such Holder specifically for use therein, and to reimburse FRI or such director, officer or other Person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action.

            (c) Indemnification similar to that specified in (i) and (ii) in paragraphs 4(a) and (b) above shall be given by FRI and each Holder (with such modifications as shall be appropriate) to any underwriter with respect to any required registration or other qualification of any Registrable Shares registered under this Agreement under any federal or state law or regulation of governmental authority. The indemnity and expense reimbursements obligations of FRI and the Holders under (i) and (ii) in paragraphs 4(a) and 4(b) above shall be in addition to any liability FRI and the Holders may otherwise have.

            (d) Each Person (an "Indemnitor") who under the preceding provisions of this Section 4 agrees to indemnify another Person (an "Indemnitee") shall have the rights, subject to the provisions hereto, to designate counsel (which counsel shall be a nationally recognized securities law firm or a law firm acceptable to the Holders) or to defend any case or proceeding against the Indemnitee arising in respect of any claim of liability for which such indemnification may be claimed, to the end that duplication of legal expense may be minimized; provided that, if the Indemnitee notifies the Indemnitor that the former has been advised by its counsel that any single counsel in such case or proceeding would have a conflict of interest in representing both the

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Indemnitor and the Indemnitee, the Indemnitee may designate one counsel of its own in such case or proceeding and, to the extent so provided above in this
Section 4, shall be entitled to be reimbursed for its legal expenses reasonably incurred in connection with defending itself in such case or proceeding.

            (e) The Indemnitee shall give notice to the Indemnitor promptly after such Indemnitee has actual knowledge of any claim as to which indemnity may be sought, provided that the failure of any Indemnitee to give notice as provided herein shall not relieve the Indemnitor of its obligations hereunder except to the extent that the Indemnitor's defense of such claim is prejudiced thereby.

SECTION 5.  CONTRIBUTION.

            (a) In the event the indemnity provisions provided for in Section 4 of this Agreement are for any reason held to be unenforceable by the indemnified parties, FRI, the Holders and the underwriters, if any, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity provisions incurred by FRI, the Holders and the underwriters in proportion to the relative fault of each such party in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages and expenses. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by one of the parties and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding the foregoing, no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total price at which the Registrable Shares sold by it exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            (b) Notwithstanding the foregoing provisions of this Section 5, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such underwriter, and each director of FRI, each officer of FRI who signed such registration statement and each person, if any, who controls FRI or any Holder within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as FRI or such Holder, as the case may be.

SECTION 6.  SALES PURSUANT TO RULE 144.

            Upon written request, FRI shall deliver to any Holder a written statement as to whether it has complied with all rules and regulations of the Commission applicable in connection with the use of Rule 144 (or any successor thereto), including the timely filing of all reports required to be filed by FRI with the Commission. Upon receipt of an opinion of counsel satisfactory to FRI,

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FRI shall cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to any sale of Registrable Shares which is exempt from registration under the Securities Act pursuant to Rule 144.

SECTION 7.  TRANSFER OF REGISTRATION RIGHTS.

            The Rights of Holders under this Agreement may be assigned or transferred upon written notice to the Company to any Permitted Transferee in connection with the transfer of all or a portion of the Registrable Shares. In the event that the Rights under this Agreement are assigned or transferred by a Holder to a Permitted Transferee in connection with the transfer of a portion of the Registrable Shares, any registration rights exercised by such Holder or any such Permitted Transferee must be exercised collectively as one Holder and, for purposes of this Agreement, including without limitation, with respect to providing notices and payment of any expenses, such Holder and such Permitted Transferee will be treated as one Holder. Any transferee hereunder must acknowledge in writing its acceptance of all terms, conditions and obligations of this Agreement.

SECTION 8.  TERMINATION.

            FRI shall not be obligated to take any action to effect any registration, qualification or compliance pursuant to this Agreement, and this Agreement shall terminate and be of no force and effect (except any obligations of FRI under Section 6 of this Agreement), with respect to any Holder (and such Holder only) who may sell all of such Holder's Registrable Shares in reliance upon Rule 144(k) (or any successor rule) promulgated under the Securities Act.

SECTION 9.  REMEDIES.

            FRI recognizes that money damages may be inadequate to compensate the Holders for a breach by FRI of its obligations under this Agreement, and FRI agrees that in the event of such a breach any of the Holders may apply for an injunction of specific performance or the granting of such other equitable remedies as may be awarded by a court of competent jurisdiction in order to afford the Holders the benefits of this Agreement and that FRI shall not object to such application, entry of such injunction or granting of such other equitable remedies on the grounds that money damages shall be sufficient to compensate the Holders.

SECTION 10.  MISCELLANEOUS.

            (a) Notices.

                (1) All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid, or sent by facsimile,

                    (i) if to any party hereto at its address or facsimile number for notices specified beneath its name on the signature page hereof, or at such other

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

          address or facsimile number as it may have furnished in writing to each other party hereto;

                    (ii) if to any other person or entity who is the registered holder of any Registrable Shares to the address or facsimile number of such holder as it appears in the stock ledger of FRI.

          (2) Any notice shall be deemed to have been duly given and received
     (i) at the time of delivery when delivered by hand, if personally delivered, (ii) if sent by mail, two business days after being deposited in the mail, postage prepaid and (iii) when sent by facsimile so long as a duplicate of such notice is deposited in the mail, first class postage prepaid, on the date such facsimile is sent.

          (b) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties whether so expressed or not.

          (c) Amendment and Waiver, etc. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the unanimous written consent of FRI and the Holders. No failure or delay on the part of the Holders in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Holders at law or in equity or otherwise. No waiver of or consent to any departure by FRI from any provision of this Agreement shall be effective unless in writing and signed by the Holders.

          (d) Duplicate Originals. Two or more duplicate originals of this Agreement may be signed in counterpart by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

          (e) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the substantive law of Delaware without giving effect to the principles of conflicts of law thereof.

          (g) Entire Agreement. This Agreement constitutes and contains the entire agreement of the parties and supersedes any and all prior negotiations, correspondence, undertakings and agreements between the parties hereto respecting the subject matter hereof.

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

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                             FLORES & RUCKS, INC.,
                                             a Delaware corporation
                                             8440 Jefferson Highway, Suite 420
                                             Baton Rouge, Louisiana 70809
                                             Facsimile: (504) 927-1109
                                             Attention: Chairman of the Board


                                             By:/s/ JAMES C. FLORES
                                                --------------------------------
                                             Name:  James C. Flores
                                                  ------------------------------
                                             Title: Chairman and CEO
                                                   -----------------------------





                                             /s/ WILLIAM W. RUCKS, IV
                                             --------------------------------
                                                 William W. Rucks, IV



                                             RUCKS FAMILY LIMITED PARTNERSHIP,
                                             a Texas limited partnership
                                             c/o William W. Rucks, IV
                                             120 Shannon Road
                                             Lafayette, Louisiana 70503
                                             Facsimile: ________________



                                             By:/s/ WILLIAM W. RUCKS, IV
                                                --------------------------------
                                                    William W. Rucks, IV
                                                    General Partner



                                             By:/S/ CATHERINE MAY RUCKS
                                                --------------------------------
                                                    Catherine May Rucks
                                                    General Partner




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